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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                  FORM 8-K/A-2

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     February 5, 1998
                                                  ----------------------

                           UNIFAB International, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Louisiana                               0-29416                   72-1382998
----------------------------     ----------------------      -------------------
(State or other jurisdiction     Commission file number         (IRS Employer
      of incorporation)                                      Identification No.)



5007 Port Road
New Iberia, LA                                                        70562
----------------------------------------                           ----------
(Address of principal executive offices)                           (Zip Code)


                                 (318) 367-8291
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              (Registrant's telephone number, including area code)

                                 Not applicable
--------------------------------------------------------------------------------
     (Former name, former address and former fiscal year, if changed since last report)


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Item 7

      On February 20, 1998, UNIFAB International, Inc. ("UNIFAB") filed a Form 8-K dated February 5, 1998 containing a description of the acquisition of the assets and business of Professional Industrial Maintenance, LLC ("PIM"). On April 21, 1998 UNIFAB filed Form 8-K/A-1 which amended and restated the disclosure in Item 7(a) and 7(b) of the Form 8-K dated February 5, 1998 to include the audited financial statements of PIM and pro forma financial information. This Form 8-K/A-2 amends and restates Item 7(b) of that filing. Disclosed in the Basis of Presentation are revenue and net income for PIM for the three month period ended March 31, 1997, which amounts were properly excluded from the pro forma condensed combined financial statements. In the Pro Forma Condensed Combined Statement of Income (Unaudited) for the year ended March 31,1997, the column title "PIM Year Ended December 31, 1997" the year was corrected to "PIM Year Ended December 31, 1996".


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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            UNIFAB International, Inc.
                                    --------------------------------------------


Date   May 28, 1999                 /s/ Peter J. Roman
     ----------------               --------------------------------------------
                                    Peter J. Roman
                                    Vice President and Chief Financial Officer
                                    (Principal Financial and Accounting Officer)


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                           UNIFAB INTERNATIONAL, INC.

          PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS (UNAUDITED)

BASIS OF PRESENTATION

    The accompanying pro forma condensed combined balance sheet as of December 31, 1997 and the related pro forma condensed combined statements of income for the nine months ended December 31, 1997 and for the year ended March 31, 1997 give effect to the January 1, 1998 acquisition of the assets and business of Professional Industrial Maintenance, LLC ("PIM") pursuant to the Agreement to Issue Stock in UNIFAB International, Inc. (the "Purchase Agreement") between UNIFAB International, Inc. and PIM.

    The pro forma condensed combined balance sheet combines the unaudited December 31, 1997 condensed balance sheet of UNIFAB International, Inc. ("UNIFAB") with the December 31, 1997 audited balance sheet of PIM. The pro forma condensed combined statements of income combine the unaudited results of operations of UNIFAB for the nine months ended December 31, 1997 with the unaudited results of operations of PIM for the nine months ended December 31, 1997; and the audited results of operations of UNIFAB for the year ended March 31, 1997 (UNIFAB's fiscal year end) with the unaudited results of operations of PIM for the year ended December 31, 1996, (PIM's fiscal year end), respectively. Revenue and net income for PIM for the three months ended March 31, 1997 were $2,764,481 and $97,385, respectively. The results for the three-month period March 31, 1997 were excluded from the pro forma condensed combined statements of income. The pro forma condensed combined financial statements are based on the historical financial statements of UNIFAB and PIM, giving effect to the assumptions and adjustments in the accompanying notes to the pro forma condensed combined financial statements.

    The pro forma condensed combined financial statements have been prepared by UNIFAB's management and include such adjustments to reflect the pro forma financial results as if the acquisition described above had occurred as of December 31, 1997 for the pro forma balance sheet. The pro forma condensed combined statement of income for the year ended March 31, 1997 assumes the acquisition was effected April 1, 1996. The pro forma condensed combined statement of income for the nine months ended December 31, 1997 assumes the acquisition was effected April 1, 1997.

    The pro forma financial statements should be read in conjunction with the historical financial statements and notes thereto of UNIFAB and PIM, which are included elsewhere in this Form 8-K/A-1. The pro forma financial statements may not be indicative of the results that would have occurred if the events described above had taken place on the dates indicated or which may be obtained in the future.


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                           UNIFAB INTERNATIONAL, INC.

          PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME (UNAUDITED)

                                               UNIFAB
                                         INTERNATIONAL, INC.          PIM
                                             YEAR ENDED            YEAR ENDED          PRO FORMA           PRO FORMA
                                           MARCH 31, 1997      DECEMBER 31, 1996      ADJUSTMENTS          COMBINED
                                         -------------------   -----------------     -------------       -------------
Revenue ................................    $ 66,724,504         $  8,827,641         $       --          $ 75,552,145
Cost of revenue ........................      58,589,197            7,644,515               26,170 (5)      66,259,882
                                            ------------         ------------         ------------        ------------
Gross profit ...........................       8,135,307            1,183,126              (26,170)          9,292,263
General and administrative expense .....       1,637,563            2,473,405              565,476 (6)       4,676,444
                                            ------------         ------------         ------------        ------------
Income from operations .................       6,497,744           (1,290,279)            (591,646)          4,615,819
Other income (expense):
  Interest expense .....................         (63,304)            (325,087)              77,350 (3)        (322,438)
                                                                                           (11,397)(4)
  Interest income ......................         145,155                 --                (18,132)(4)         127,023
                                            ------------         ------------         ------------        ------------
Income before income taxes .............       6,579,595           (1,615,366)            (543,825)          4,420,404
Income tax provision (benefit) .........       2,554,941                 --               (768,672)(7)       1,786,269
                                            ------------         ------------         ------------        ------------
Net income (loss) ......................    $  4,024,654         $ (1,615,366)        $    224,847        $  2,634,135
                                            ============         ============         ============        ============
Basic and diluted earnings per share ...                                                                  $       0.75
                                                                                                          ============
Diluted earnings per share adjusted
  weighted average shares ..............                                                                     3,526,405
                                                                                                          ============


   See accompanying notes to pro forma condensed combined financial statements
                                  (unaudited).


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